UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):

October 26, 2012 (October 23, 2012)

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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On October 23, 2012, Magnum Hunter Resources Corporation (the “Company”) appointed Fred Smith as Senior Vice President of Accounting and Chief Accounting Officer of the Company.

Mr. Smith, age 60, has more than 35 years of broad oil and gas financial and operational accounting experience.  Prior to joining the Company, Mr. Smith was Corporate Controller of Pioneer Natural Resources from 2008 to 2012. Prior to that time, Mr. Smith was employed by ConocoPhillips and held leadership positions in the Lower 48 Exploration and Production Finance division and Global Financial Services organizations from 2000 to 2008.  Mr. Smith was Vice President of Finance and Chief Financial Officer from 1998 to 2000 of River Gas Corporation, a privately-owned coal bed methane operator which was acquired by ConocoPhillips in 2000. Mr. Smith joined ConocoPhillips following the acquisition of River Gas Corporation. Mr. Smith was previously employed by The Louisiana Land & Exploration Company in New Orleans, Louisiana, for over 20 years where he held a number of management positions within various financial and operational accounting areas.  Mr. Smith began his professional career as a member of the audit staff of Ernst & Young LLP.  Mr. Smith graduated from the University of New Orleans with a Bachelor of Science degree in Accounting and has been a licensed Certified Public Accountant since 1975.

David S. Krueger resigned his position as Chief Accounting Officer of the Company concurrently with the employment by the Company of Mr. Smith. Mr. Krueger is expected to continue in his capacity as a Senior Vice President of the Company at least through December 31, 2012, to assist Mr. Smith with the transition of accounting responsibilities.

Item 7.01. Regulation FD Disclosure.

On October 23, 2012, the Company issued a press release announcing the appointment of Fred Smith as the Company’s Senior Vice President of Accounting and Chief Accounting Officer and the resignation of David S. Krueger as the Company’s Chief Accounting Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated October 23, 2012

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 26, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated October 23, 2012

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